UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2011

SONORA RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-54268	27-1269503
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 S. Durango Drive, Suite 305, Las Vegas, NV 89117-4454
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code: 702.509.5049

Nature’s Call Brands, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On February 3, 2011, the Board of Directors of our company dismissed by mutual agreement, Etania Audit Group P.C. (formerly Davis Accounting Group, P.C.) (“Etania Audit Group”), as its principal independent accountant. On February 3, 2011, we engaged Chang Lee LLP, Chartered Accountants as our principal independent accountant. The audit committee of our company approved the dismissal of Etania Audit Group and the engagement of Chang Lee LLP as its independent auditor.

Davis Accounting Group, P.C., the predecessor of Etania Audit Group, was not duly licensed when it issued an audit opinion on our financial statements included in Form S-1 effective March 2, 2010 and, accordingly, those financial statements are not considered to be audited.

Etania Audit Group’s report on our company’s financial statements for the fiscal years ended November 30, 2009 and November 30, 2008 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph for the fiscal years ended November 30, 2009 and November 30, 2008 in respect to the substantial doubt about its ability to continue as a going concern.

During our company’s fiscal years ended November 30, 2009 and November 30, 2008 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Etania Audit Group on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Etania Audit Group, would have caused Etania Audit Group to make reference to the subject matter of the disagreement(s) in connection with its report.

During our company’s fiscal years ended November 30, 2009 and November 30, 2008 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Etania Audit Group with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Etania Audit Group is filed as an exhibit to this Current Report on Form 8-K.

During our company’s fiscal years ended November 30, 2009 and November 30, 2008 and in the subsequent interim period through the date of appointment of Chang Lee LLP on February 3, 2011, we have not consulted with Chang Lee LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Chang Lee LLP provided to our company a written report or oral advice that Chang Lee LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with Chang Lee LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated March 18, 2011 from Etania Audit Group P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONORA RESOURCES CORP.

Per:	/s/ Juan Miguel Ríos Gutiérrez
Juan Miguel Ríos Gutiérrez
President, Chief Executive Officer, Secretary,
Treasurer, Chief Financial Officer and Director
March 18, 2011